MANAGER DIRECTED PORTFOLIOS TRUST
(the “Trust”)

Hood River Small-Cap Growth Fund
(the “Fund”)

Supplement dated November 13, 2025
to the Prospectus, the Summary Prospectus and the Statement of Additional Information
dated October 31, 2025

Effective November 21, 2025, the Fund’s availability to new investments has been further limited. Hood River Capital Management LLC, the investment adviser to the Fund (the “Adviser”), believes that further limiting investments in the Fund will help ensure that the Fund can be effectively managed in accordance with its investment objective and strategy.

The section of the Prospectus entitled “Shareholder Information – Limited Availability (Small-Cap Growth Fund)” is replaced in its entirety with the following:

The Small-Cap Growth Fund is closed to most new investors. Each investor in the Fund must meet one of the eligibility requirements set forth below.

Only investors of the Fund as of the original closing date of the Fund, October 4, 2024 (the “Closing Date”), whether owning shares directly through the Fund’s transfer agent or through a bank, broker-dealer, financial adviser or recordkeeper (“Financial Intermediary”), are eligible to purchase shares of the Fund, subject to limited exceptions. The Fund will continue to permit the following types of investments in the Fund:

•Additional share purchases or reinvestment of dividends or capital gains by existing Fund shareholders;
•Investments made through qualified retirement plans (such as 401(a), 401(k) and other defined contribution plans and defined benefit plans), (1) that already have assets invested in the Fund as of November 21, 2025, and (2) whose records are maintained by a Financial Intermediary that had an agreement with the Fund in effect as of such date;
•Investments by existing clients of an individual financial adviser representative or other Financial Intermediary who already had assets invested in the Fund on November 21, 2025;
•Investments by a Trustee or officer of the Trust, an officer, director or employee of the Adviser, a member of the immediate family of any of those persons, or clients of the Adviser; and
•An investment that officers of the Adviser determine, in their sole discretion, would not adversely affect the Adviser’s ability to manage the Fund effectively.
The Fund may ask you to verify that you meet one of the guidelines above prior to permitting you to open a new account in the Fund. The Adviser reserves the right to prohibit a transaction otherwise permitted if it believes doing so to be in the Fund’s best interest and to take any other necessary action to limit inflows into the Fund. In addition, the Fund reserves the right, at any time, in its sole discretion, to further modify or amend the extent to which the future sales of shares are limited.
For additional information regarding restrictions on new purchases of shares of the Fund, please contact the Fund at 1-800-497-2960 (toll free).

Investors should retain this supplement for future reference.

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